     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 2004

                                                              FILE NO. 33-12400
                                                              FILE NO. 811-5052
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, DC 20549

                            ---------------------

                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                           PRE-EFFECTIVE AMENDMENT NO.                    [ ]

                         POST-EFFECTIVE AMENDMENT NO. 18                  [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   [X]
                                AMENDMENT NO. 18                          [X]

                            ---------------------

                     VALUE LINE NEW YORK TAX EXEMPT TRUST
              (Exact Name of Registrant as Specified in Charter)


                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)


                                   COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

       [X] ON JULY 1, 2004 PURSUANT TO PARAGRAPH (B)

       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

================================================================================

                      Value Line New York Tax Exempt Trust

           --------------------------------------------------------

                                   PROSPECTUS
                                  JULY 1, 2004

           --------------------------------------------------------




                           [VALUE LINE LOGO OMITTED]






                                                                         #530537

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS


                     Trust Summary

                     What is the Trust's goal? Page 2

                     What are the Trust's main investment strategies? Page 2

                     What are the main risks of investing in the Trust? Page 2

                     How has the Trust performed? Page 4

                     What are the Trust's fees and expenses? Page 6



How We Manage the Trust

Our principal investment strategies Page 7

The type of securities in which we invest Page 7

The principal risks of investing in the Trust Page 8



                                Who Manages the Trust

                                Investment Adviser Page 10

                                Management fees Page 10

                                Portfolio management Page 10




          About Your Account

          How to buy shares Page 11

          How to sell shares Page 14

          Special services Page 16

          Dividends, distributions and taxes Page 16




                                   Financial Highlights

                                   Financial Highlights Page 19

 TRUST SUMMARY


WHAT IS THE TRUST'S GOAL?


                  The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. Although the Trust will strive to achieve its goal, there is no assurance that it will succeed.



WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Trust's goal, we invest the Trust's assets so that, under normal conditions, at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?


                  Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in the Trust, you assume a number of risks. Among them, is INTEREST RATE RISK, the risk that as interest rates rise the value of some fixed income securities such as municipal securities may decrease, MARKET RISK, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, CREDIT RISK, the risk that any of the Trust's holdings will have its credit downgraded or will default, INCOME RISK, the risk that the Trust's income may decline because of falling interest rates and other market conditions and LIQUIDITY RISK, the risk that at times it may be difficult to value a security or sell it at a fair price.


                  Because the Trust invests primarily in the securities issued by New York State and its municipalities, its performance may be affected by local, state, and regional factors. These may include tax, legislation or policy changes, political and economic factors, natural disasters, and the possibility of credit problems. Although New York State has recorded balanced budgets for the past several fiscal years, gaps between actual revenues and expenditures may arise in the current and future fiscal years. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

                  New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Trust's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.


                  The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The market values of municipal securities will vary inversely in relation to their yields.

                  The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.

                  The Trust is nondiversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.


                  An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. The Trust is not appropriate for IRAs or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 8.

HOW HAS THE TRUST PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Municipal Bond Index, which is a broad based market index. You should remember that unlike the Trust, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Trust's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)


                                  1994           -7.73
                                  1995           17.30
                                  1996            2.35
                                  1997            9.34
                                  1998            6.12
                                  1999           -4.21
                                  2000           11.74
                                  2001            3.32
                                  2002            9.73
                                  2003            3.46

                  BEST QUARTER:  Q1 1995   +7.06%
                  WORST QUARTER: Q1 1994   (5.97%)


                  The Trust's year-to-date return for the three months ended March 31, 2004, was 1.21%.

                AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003




                                             1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  VALUE LINE NEW YORK TAX EXEMPT TRUST
--------------------------------------------------------------------------------
  Return before taxes                         3.46%        4.66%         4.90%
--------------------------------------------------------------------------------
  Return after taxes on distributions         3.04%        4.43%         4.65%
--------------------------------------------------------------------------------
  Return after taxes on distributions and     3.62%        4.44%         4.68%
  Sale of Trust shares
--------------------------------------------------------------------------------
  LEHMAN BROS. MUNICIPAL                      5.31%        5.83%         6.03%
  BOND INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------

                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Trust. The Trust's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Trust shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Trust. The Trust's "Return after taxes on distributions and sale of Trust shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Trust shares at the beginning and sold at the end of the specified period.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Trust shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Trust shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE TRUST'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in connection with an investment in the Trust.

                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF    NONE
    OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL       NONE
    PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS            NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                          NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                            NONE
--------------------------------------------------------------------------------

ANNUAL TRUST OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE TRUST'S ASSETS)


--------------------------------------------------------------------------------
  MANAGEMENT FEES                                      0.60%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12b-1) FEES*               0.25%*
--------------------------------------------------------------------------------
  OTHER EXPENSES                                       0.52%
--------------------------------------------------------------------------------
  TOTAL ANNUAL TRUST OPERATING EXPENSES                1.37%
--------------------------------------------------------------------------------


                  * Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  EXAMPLE

                  This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  NEW YORK TAX EXEMPT TRUST     $ 139      $ 434       $ 750       $ 1,646
--------------------------------------------------------------------------------

                             HOW WE MANAGE THE TRUST

OUR PRINCIPAL INVESTMENT STRATEGIES

                  We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholder approval.

THE TYPE OF SECURITIES IN WHICH WE INVEST


                  The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year and which are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality.

                  The investments are generally one of the following: general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power or revenue bonds which are payable from revenue derived from a particular facility or service.


                  TEMPORARY DEFENSIVE POSITION

                  From time to time in response to adverse market, economic, political or other conditions, the Trust may invest a portion of its assets in cash, cash equivalents, U.S. Government securities or non-New York tax-exempt securities for temporary defensive purposes. This could help the Trust avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Trust's assets may not be invested in accordance with its strategy and the Trust may not achieve its investment objective.


                  PORTFOLIO TURNOVER

                  The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective which would result in additional expenses. This strategy may negatively affect the Trust's performance and may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Trust's most current portfolio turnover rates.

THE PRINCIPAL RISKS OF INVESTING IN THE TRUST


                  Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The Trust's ability to achieve its investment objective is dependent upon the ability of issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and decrease the Trust's yield or share price. As a result, an investment in the Trust may be subject to more risks than investing in a fund that is otherwise more diversified.

                  Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields.

                  When investing in the Trust, you will also assume an INTEREST RATE RISK, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Trust are MARKET RISK, CREDIT RISK, INCOME RISK and LIQUIDITY RISK. MARKET RISK is the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions. CREDIT RISK is the risk that any of the Trust's holdings will have its credit rating downgraded or will default, thereby reducing the Trust's income level and share price. INCOME RISK is the risk that the Trust's income may decline because of falling interest rates and other market conditions. LIQUIDITY RISK is the risk that at times it may be difficult to value a security or sell it at a fair price.

                  New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Trust's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.


                  An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


                  Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent portfolio holdings can be found in the Trust's current annual, semi-annual or quarterly reports.

                              WHO MANAGES THE TRUST

                  The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.

INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Trust and its investments, the Adviser is paid a yearly fee of 0.60% of the Trust's average daily net assets.

PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio.

                               ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

              o   BY TELEPHONE
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

              o   BY WIRE
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

              o   THROUGH A BROKER-DEALER
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


              o   BY MAIL
                  Complete the account application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

              o   MINIMUM/ADDITIONAL INVESTMENTS
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order. The Trust reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

              o   TIME OF PURCHASE
                  Your price for Trust shares is the Trust's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Trust.

                  Trust shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Trust, orders will be priced at the NAV next computed after receipt of the order by the intermediary.



              o   DISTRIBUTION PLAN
                  The Trust has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Trust is charged a fee at the annual rate of 0.25% of the Trust's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Trust's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Trust's shares. Such services may include, among other things, answering investor inquiries regarding the Trust; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Trust may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.


              o   NET ASSET VALUE
                  We determine the Trust's NAV as of the close of regular trading on the Exchange each day the Exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined by the Board of Trustees. Fixed- income municipal securities are valued on the basis of prices provided by an independent pricing service. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


              o IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE VALUE LINE FUNDS
                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust's account application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit any share purchases. In addition, the Trust may limit any share purchases or close your account if it is unable to verify your identity.

HOW TO SELL SHARES


              o   BY MAIL

                  You can redeem your shares (sell them back to the Trust), at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

              o   BY TELEPHONE OR WIRE
                  You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

              o   BY CHECK
                  You can sell $500 or more of your shares by writing a check payable to the order of any person.



              o   THROUGH A BROKER-DEALER
                  Trust shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Trust, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                  Among the brokers that have been authorized by the Trust are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing, and Fidelity Brokerage Services, Inc. You should consult with your broker to determine if it has been so authorized.


              o   BY EXCHANGE
                  You can exchange all or part of your investment in the Trust for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.



                  When you send us a request properly completed to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Trust may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Trust, uses market timing strategies or who makes more than four exchanges out of the Trust during a calendar year.

                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Trust's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                  ACCOUNT MINIMUM
                  If as a result of redemptions your account balance falls below $500, the Trust may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Trust may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

              o Valu-Matic allows you to make regular monthly investments of $25 or more automatically from your checking account.

              o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Trust shares which may result in income, gain or loss to you, for federal income tax purposes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Trust declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Trust may also pay capital gain distributions at other times if necessary for the Trust to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                  Investors should consider the tax consequences of buying shares of the Trust shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Trust will be reduced by the distribution.


                  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Trust is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Trust's tax-exempt interest, called "exempt interest dividends", are exempt from regular federal income tax. Distributions from the Trust's net long-term capital gains, if any, are taxable as long-term capital gains. Dividends that are not exempt-interest dividends and short-term capital gain distributions, if any, are taxable as ordinary income. To the extent the Trust's dividend distributions are derived from interest income paid on state tax-free investments, they will be free from New York State and City personal income taxes. Corporate taxpayers should note that the Trust's distributions are not exempt from New York State and City franchise or corporate income taxes. However, you may be subject to other state and local taxes on dividends and distributions. The Trust may also make distributions that are a preference item for purposes of the alternative minimum tax, but such distributions are expected to be less than 20% of the Trust's total distributions under normal conditions. All exempt-interest dividends may result in or increase a corporate shareholders liability for alternative minimum tax.


                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.


                  You generally will have a capital gain or loss if you dispose of your Trust shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.


                  As with all mutual funds, the Trust may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Trust with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

                              FINANCIAL HIGHLIGHTS

                  The financial highlights table is intended to help you understand the Trust's financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-243-2729.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
                                                               YEARS ENDED ON LAST DAY OF FEBRUARY,
-------------------------------------------------------------------------------------------------------------------------
                                             2004             2003             2002             2001             2000
-------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR      $  10.47         $  10.25         $  10.08         $   9.37         $  10.33
-------------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
    Net investment income                      .31              .35              .38              .42              .42
    Net gains or losses on
    securities (both realized and
    unrealized)                                .14              .39              .17              .71             (.82)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment
    operations                                 .45              .74              .55             1.13             (.40)
-------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                         (.31)            (.35)            (.38)            (.42)            (.42)
    Distributions from net
    realized gains                            (.20)            (.17)              --               --             (.14)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                         (.51)            (.52)            (.38)            (.42)            (.56)
-------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR            $  10.41         $  10.47         $  10.25         $  10.08         $   9.37
-------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                4.51%            7.38%            5.54%           12.28%           (3.97)%
-------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                          $ 29,012         $ 29,432         $ 29,202         $ 29,388         $ 28,409
  Ratio of expenses to average
  net assets                                  1.37%(1)         1.29%(1)         1.28%(1)         1.13%(1)         1.05%(1)
  Ratio of net investment income
  to average net assets                       3.03%            3.39%            3.76%            4.29%            4.21%
  Portfolio turnover rate                       61%              53%              66%              49%             100%
-------------------------------------------------------------------------------------------------------------------------



(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.37%, 1.28%, 1.27%, 1.12% and 1.04%, respectively, as of February 29,
     2004, February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000.

FOR MORE INFORMATION


                  Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated July 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.vlfunds.com.


                  Reports and other information about the Trust are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o BFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891


  Value Line Securities, Inc.
  220 East 42nd Street, New York, NY 10017-5891                       File no.
  811-5052

                      VALUE LINE NEW YORK TAX EXEMPT TRUST


               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust dated July 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Trust's 2004 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-243-2729.


                                  ------------
                                TABLE OF CONTENTS


                                                                            PAGE
                                                                           -----
      Description of the Trust and Its Investments and Risks ............   B-2
      Special Considerations Relating to New York Municipal Securities ..   B-9
      Management of the Trust ...........................................   B-20
      Investment Advisory and Other Services ............................   B-23
      Service and Distribution Plan .....................................   B-25
      Portfolio Transactions ............................................   B-26
      Capital Stock .....................................................   B-26
      Purchase, Redemption and Pricing of Shares ........................   B-26
      Taxes .............................................................   B-28
      Performance Data ..................................................   B-32
      Financial Statements ..............................................   B-33
      Security Ratings ..................................................   B-33

             DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Trust is an open-end, non-diversified, management investment company established as a Massachusetts business trust in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").


     INVESTMENT OBJECTIVE. The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes, and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholders' approval. No assurance can be made that the Trust's investment objective will be achieved. A portion of the Trust's income may be subject to federal, state and local taxes.


     The Trust's investment objective cannot be changed without shareholder approval.


     INVESTMENT STRATEGY AND RISKS. The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in bonds rated Ba or B by Moody's or BB or B by Standard & Poor's. As of May 31, 2004, the Trust had no securities rated below investment grade (Ba, BB or below). Investments rated Baa or BBB or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See "Special Considerations," below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.

     Up to 20% of the Trust's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and non-New York tax-exempt securities when the Adviser deems a "defensive" posture to be advisable because of market conditions. The Trust may only purchase those non-New York tax-exempt securities which satisfy the standards for New York tax-exempt securities as described under the Trust's "Investment Objective." The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's), U.S. government securities, repurchase agreements or other short-term money market instruments.

     SPECIAL CONSIDERATIONS AFFECTING THE TRUST. The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.

     Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. Although as of the date of this Statement of Additional Information, no issuers of New York municipal securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust's portfolio.

     The Trust's classification as a "non-diversified" investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust's assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust's business of investing in such stock, securities or currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

MISCELLANEOUS PRINCIPAL AND NON-PRINCIPAL INVESTMENT PRACTICES

     WHEN-ISSUED SECURITIES. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

     PRIVATE PLACEMENT. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     VARIABLE RATE DEMAND INSTRUMENTS. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

     LENDING SECURITIES. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes when distributed by the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust's total assets. The Trust may terminate such loans at any time.


     FINANCIAL FUTURES CONTRACTS. The Trust may invest in financial futures contracts ("futures contracts") and related options thereon limited to 20% of the Trust's net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

     The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

     The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

     Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

     The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust's strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.


     In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.


     REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust.

     While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     OPTIONS. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust's portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust's total assets.

     Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

     The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     INVESTMENT RISKS OF HIGH YIELDING SECURITIES. The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

     Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

     An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The following discussion summarizes some of the significant financial considerations relating to the Trust's investments in New York municipal securities. This summary is not intended to be a complete description and is principally derived from the New York State Department of Budget ("DOB") Annual Information Statement of the State of New York (the "State" or "New York") dated May 30, 2003, as updated through May 5, 2004. The accuracy and completeness of the information contained in those official statements has not been independently verified.

     STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State's downturn has been much sharper than that of the nation overall due to the September 11th attacks and the impact of corporate governance scandals and related events on equity markets. At the beginning of 2003, the State labor market appeared to be improving. However, anticipated employment growth failed to materialize, in part due to the geopolitical uncertainties. The State's unemployment rate was 6.3% for 2003. Personal income also was lower than forecast, despite higher than expected inflation. Total receipts increased by 12.4% in 2003-04, primarily due to: proceeds from the securitization of tobacco proceeds ($4.2 billion); increased Federal aid ($4.1 billion); and tax increases included in the 2003-04 Enacted Budget ($2.3 billion).

     STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget that contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates that include a revised cash-basis state financial plan, and an explanation of any changes from the previous financial plan.

     The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. As of May 5, 2004, the State Legislature had not enacted the annual budget for fiscal year 2004-05. However, on March 31, 2004, it enacted appropriations for all State debt service obligations for the 2004-05 fiscal year. To avoid service disruptions, the State enacted interim budget legislation on March 31, 2004 that extends revenue-raising authority and makes interim appropriations for State personal service costs, grants to local governments, and other items through May 9, 2004. The DOB expects that interim appropriations needed to continue State activities will continue to be authorized until the Legislature enacts the annual budget for 2004-05.

     FINANCIAL PLAN. The Financial Plan forecasts receipts and disbursements for the fiscal year. DOB's economic forecast and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in federal law. In criminal justice, estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.


     DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The Debt Reform Act of 2000 does, however, limit new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds, however, must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

     The State may undertake short-term borrowings without voter approval in anticipation of the receipt of tax revenue (tax and revenue anticipation notes) and proceeds from the sale of bonds (bond anticipation notes). The State also may, under the State Constitution, directly guarantee certain obligations of its authorities and public benefit corporations ("Authorities"). Payments of debt service on New York general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

     Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as highway, bridge or tunnel tolls, public utility service charges, housing rentals, and medical care occupancy charges. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses. The Metropolitan Transportation Authority, which oversees the operation of subway, commuter rail and bus services in the New York metropolitan area, receives the bulk of these ongoing appropriations. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities, to be made to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     NEW YORK STATE'S FUND STRUCTURE. New York accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General
Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and dedicated funds, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of: (1) the General Fund (receives most of the State's tax revenue and accounts for spending on programs not supported by dedicated fees and revenues); (2) Special Revenue Funds (receive federal grants, dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and Authority long-term bonds).

     Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations). Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools and for the State's share of Medicaid payments to medical providers. State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government.

     2003-04 RESULTS. The General Fund ended the fiscal year on March 31, 2004 with a balance of $1.1 billion and a surplus of $308 million, the first recorded since FY 2001. Total receipts were $42.3 billion. Disbursements totaled $42.1 billion. The General Fund ended the fiscal year with a balance of

$1.1 billion. Temporary Federal aid produced $1.2 billion in General Fund relief during the year, which eliminated the projected $912 million imbalance. All Governmental Funds receipts totaled $99.0 billion, including $37.3 billion in Federal grants. Spending from All Governmental Funds totaled $97.3 billion. Total year-end balances were $2.9 billion and were held principally in the General Fund. Even though the State economy rebounded modestly in 2003-04, the weak recovery continued to put pressure on the State's social services programs. The actual number of people receiving Medicaid and welfare benefits during the year exceeded projections, although the positive impact of Federal aid, modestly higher tax receipts, and lower than anticipated spending in other programs more than offset the growth in social services costs.

     2004-2005 FINANCIAL PLAN. DOB expects that 2003-04 operating results will have only a modest impact on the 2004-05 Financial Plan. The Plan already uses $261 million of the anticipated $308 million surplus to achieve balance. On April 27, 2004, the State's largest union, the Civil Service Employee Association, ratified a collective bargaining agreement with the State. DOB projects that, if all of the State's employee unions approved comparable agreements, it would result in costs of roughly $350 million in 2004-05, growing to $1.4 billion by the end of the contract period in 2006-07.

     Consistent with DOB projections, the budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps. The 2004-05 Executive Budget projects that a strengthening economy will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8%. The equity market rebound is expected to produce renewed growth in financial sector compensation and in taxable gains from the sale of securities. The Executive Budget moves toward structural budget balance with a mix of recurring cuts, revenue actions and transitional financing. No new broad-based tax increases have been proposed.

     Reforms are proposed to hold spending in line with available resources. State agency operations would continue to be made more efficient. The State workforce is expected to remain level at roughly 187,900. Revenue proposals focus on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves are increased, and modest but important targeted investments are recommended in economic development, including tax cuts. The Executive Budget also includes funding in response to the Appeals Court ruling requiring the State to implement reforms that ensure all children have the opportunity for a sound basic education (SBE).

     The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering the local property tax burden over a multi year period. The $3 billion STAR program significantly reduced the school tax burden for New Yorkers. Recommendations this year would contain the growth in local property taxes through a proposed multi year takeover of Medicaid long-term care costs, reforms in pensions and health care that lower costs for both the State and its localities, and a cap on school spending increases. In addition, a comprehensive mandate relief package is proposed to assist local governments. Finally, this Budget begins rebuilding State reserves by making a maximum $84 million deposit to the rainy day fund in 2003-04, the eighth such deposit made in the last nine years.

     RECEIPTS. All Governmental Funds receipts are projected to reach $99.52 billion, an increase of $463 million. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received offset by expected improvements in economic conditions that will increase tax receipts significantly. General Fund receipts are projected to reach $41.83 billion, a decrease of $424 million. The major source of this change is the impact of the tobacco securitization proceeds and Federal revenue sharing grants that will not recur. This loss is offset, in part, by increased PIT and Sales Tax receipts and temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase receipts. Total Governmental Receipts comprise revenues from the PIT ($27.46 billion), user taxes and fees ($12.48 billion), business taxes ($5.44 billion), other taxes ($1.22 billion), miscellaneous receipts ($16.64 billion), and Federal Grants ($36.26 billion).

     Personal Income Tax. PIT net receipts are projected to reach $27.46 billion, an increase of 14.0%, due largely to: improved economic conditions; the temporary three-year tax increase enacted in 2003; and a higher contribution from the Refund Reserve account. All Funds income tax receipts are projected to increase by 8.6%. PIT General Fund receipts are projected to reach $17.83 billion, an increase of 8.9%, due to the factors affecting All Funds receipts.

     User Taxes and Fees. All Governmental Funds user taxes and fees receipts are estimated to reach $11.82 billion, an increase of 9.4%. The sales and use tax increased an estimated 11.7%, due mainly to modest improvement in the economy, the impact of the 0.25% surcharge imposed in 2003 (raising the State sales tax rate to 4.25%), and the substitution of tax-free weeks for clothing for the permanent exemption. All Funds user taxes and fees net receipts are projected to reach $12.48 billion, an increase of 5.7%. The sales and use tax is projected to increase 6.8% due largely to increases in employment, income and overall consumption. General Fund user taxes and fees net receipts are projected to reach $8.34 billion, an increase of 5.6%. The sales and use tax is projected to increase 6.8% due to increased economic growth and the changes to the clothing exemption. The other user taxes and fees are projected to decrease 6.2%, due to the increased dedication of motor vehicle fees to transportation funds.

     Business Taxes. All Governmental Funds business tax receipts are expected to be $5.39 billion, an increase of 8.3%, primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability. General Fund business tax receipts are projected to be $3.74 billion, an increase of 10.1%, due primarily to tax law changes relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

     Other Taxes. The estimate for All Funds other taxes is $1.22 billion, a decrease of 0.9%, due to a projected decrease in estate tax collections, offset by a projected increase in real estate transfer tax receipts. This estimate reflects an anticipated leveling off of market equity values. All Governmental Funds miscellaneous receipts fare projected to reach $16.64 billion, a decrease of 15.7%, primarily due to the absence of the one-time receipt of tobacco bond proceeds, offset by projected growth in other State funds. Miscellaneous receipts in State Funds are projected at $16.52 billion, a decline of 15.8%, comprised of a decrease in the General Fund, offset by State funds growth. Growth in other State funds includes higher receipts in lottery for anticipated VLT proceeds, increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues, and additional HCRA financing of health care costs. General Fund miscellaneous receipts are projected to total $2.09 billion, a decrease of 65.0%, due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million, due primarily to increased collections of license fees, and additional payments to offset the remaining cost of the "Power for Jobs" program. All other transfers are projected to total $472 million, an increase of $127 million, due primarily to one-time fund sweeps, a transfer from SUNY to reimburse the General Fund for equipment costs and increased transfers from the tire recycling program, partially offset by a decrease in the transfer from the Environmental Protection Fund. All Governmental Funds Federal grants are projected to reach $36.27 billion, a decrease of 2.5%, which reflects primarily the General Fund decrease from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs. Federal Grants in State Funds are projected at $12 million, a decline of 96.3%, which is comprised primarily of the decrease in the General Fund described above.

     General Fund. The State projects General Fund receipts of $41.83 billion, a decrease of 1.0%, which is the result of one-time revenues from tobacco securitization and non-recurring Federal revenue sharing grants. This is partially offset by increased collections from PIT and sales and use taxes resulting from temporary tax actions taken in the 2003-04 Enacted Budget as well as underlying growth resulting from the improving economic climate and the Refund Reserve transaction that moves $661 million in PIT resources from 2003-04 to 2004-05. The State projects General Fund disbursements of $41.89 billion, a decrease of 0.4%, which reflects higher spending in Grants to Local Governments, State Operations, GSCs and Debt Service, partially offset by lower spending in Capital Projects and Transfers to Other Funds.

DISBURSEMENTS

     Grants to Local Governments. Local assistance spending is projected to be $28.46 billion, a decrease of 2.9%. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion, as described earlier. Reforms are proposed to continue to provide planned fiscal relief to the City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to the City to help it finance this refunding by directing certain State sales tax receipts previously received by the State to the City. In addition, the recommendations would generate recurring savings to the City of another $80 million through a variety of proposals. Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid, school programs, OCFS and mental hygiene.

     State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.25 billion, an increase of 2.8%. Personal service costs comprise 73% of State Operations spending and the remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses. The projected annual increase in State Operations costs includes higher spending for an extra institutional payroll occurring. Spending for the Legislature and Judiciary is projected to remain unchanged. Proposed savings initiatives designed to reduce annual spending growth associated with performance advances and inflation include various revenue maximization initiatives, and the continuation of the strict statewide hiring freeze and other actions to restrain spending in agency operations. The revenue maximization efforts to finance State Operations spending include Federal revenue initiatives in mental hygiene programs and extending current provisions of the Motor Vehicle Insurance Fee to support State Police activities. No general salary increases are budgeted. The State's Executive agency All Funds workforce is projected to total 187,900, level with the current year. Since 1994-95, the State workforce has declined by approximately 23,300.

     General State Charges. Spending for GSCs is projected to be $3.65 billion, an increase of 12.1%, due mostly to rising employee health benefit costs and higher employer pension contribution costs.

     Transfers to Other Funds. Transfers to Other Funds is projected to total $2.53 billion, an increase of 3.7%, and include General Fund transfers to support debt service, capital projects, and other funds, including SUNY, banking services, and the Judiciary. General Fund support for debt service is estimated to increase by 19.4% to pay for prior-year financings for CUNY, SUNY and correctional facilities partially offset by savings from the use of variable rate and interest rate exchange agreements to refund outstanding bonds and reduce borrowing costs. The reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor re-estimates to other areas of capital projects spending. All other transfers are projected to decline due to a nonrecurring transfer to the HCRA SRF that financed 2003-04 legislative restorations and the "doubling up" of State subsidy payments to SUNY hospitals in 2003-04.

     Special Revenue Funds. Special Revenue Funds receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's Short-Term Investment Pool (STIP) to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received). SRF spending accounts for 51% of projected All Governmental Funds disbursements. The SRFs have grown steadily as a percentage of All Governmental Funds in recent years as the State continues to identify alternate funding sources to support costs otherwise financed by the General Fund, and to maximize Federal revenues where available.

     Capital Projects Funds. Capital Projects spending is related to programs that are financed in the first instance by bond proceeds, rather than with a short-term loan from the General Fund. This includes capital spending for local transportation, higher education, mental hygiene and a variety of economic development projects. Taxes deposited to the Capital Projects Funds are projected to be $1.81 billion, an increase of 3.1%, which includes highway-related taxes earmarked for the Dedicated Highway and Bridge Trust Fund and real estate transfer taxes that are designated for the EPF. The increase is due solely to projected growth in highway related taxes, as the EPF receives a statutory dedication of $112 million annually from the Real Estate Transfer Tax. Miscellaneous receipts include bond proceeds that finance capital projects across all major functional areas, as well as other miscellaneous fees such as State park fees, industry-specific environmental fees and receipts from the sale of surplus State land. Miscellaneous receipts are projected to total $3.7 billion, an increase of 1.5%, which reflects an increase in authority bond proceeds and a projected increase in other miscellaneous receipts. Federal grants primarily support capital projects for transportation and the environment and are estimated at $1.84 billion, an increase of 13.5%. Environmental grants are projected to remain unchanged, while grants for transportation and the World Trade Center highway reconstruction increase. The increase is attributable primarily to prior-year commitments in the areas of economic development and general government for financing of local public safety answering point equipment upgrades for wireless E-911 service.

     Debt Service Funds. These Funds have increased primarily due to growth in educated State PIT receipts deposited to the RBTF. Increases also are projected for sales and use taxes deposited to the

Local Government Assistance Tax Fund to support debt service on LGAC bonds and real estate transfer taxes deposited in the CW/CA Bond Debt Service Fund. Receipts in excess of those required to satisfy the State's debt service obligations are transferred back to the General Fund. The projected decrease in miscellaneous receipts is attributable to reduced funding of the Debt Reduction Reserve Fund, offset by a modest increase in receipts for health-related programs. This increase reflects the growth in debt service costs after implementation of policy and statutory initiatives that have resulted in debt service savings over the last several years. Projected debt service costs and corresponding levels of State supported debt outstanding are projected to remain within the caps and limitations imposed by the Debt Reform Act of 2000.

     NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and related entities to market their securities successfully in the public credit markets.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") and an entity empowered to issue debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

     For its normal operations, the City depends on State aid to enable it to balance its budget and to meet its cash requirements. The State may reduce aid from amounts currently projected, and delays in adopting State budgets or enacting interim appropriations could have adverse impacts on the City's cash eflow or expenditures.

     On February 12, 2004, the State Deputy Comptroller issued a report concluding that the City had overcome its most serious fiscal challenge since the 1970s. The report cautioned, however, that continued progress toward recurring budget balance would depend on sustained economic improve-ment, affordable labor agreements, and a reduction in the growth in nondiscretionary spending. On April 26, 2004, Mayor Michael R. Bloomberg issued the 2004-05 Executive Budget and Four-Year Financial Plan. The City projects a surplus of $1.3 billion in the current fiscal year, a balanced budget for 2004-05, and a projected budget gap of $3.8 billion in 2005-06.

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs that, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     LITIGATION. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases challenge the validity of:
(1) agreements and treaties by which various Indian tribes transferred to the State title to land in central and upstate New York; (2) aspects of the State's Medicaid policies, including its rates, regulations and procedures; (3) tribal-State compacts to operate gaming casinos on Indian lands, video lottery terminals and participation in multi-state lotteries; (4) laws permitting the conversion of Empire Health Choice to a for-profit corporation; (5) the Legislature's authority to take certain budget actions; (6) the State's method of funding the City's public schools; (7) laws enacted in connection with the State's settlement with major tobacco manufacturers; and (8) transfers of aid to the City.

     The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the monetary claims against the State exceeds $100 million. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. Although other litigation is pending against the State, except as noted above, no current litigation involves, as a matter of law, the State's authority or ability to contract indebtedness, issue obligations, pay indebtedness when due, or impose or collect significant amounts of taxes and revenues.

     RISKS. There are risks specific to the State. Another attack targeted at the City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than currently forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. The financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been, which compounds even further the difficulty in projecting industry revenues and profits.


     TRUST POLICIES.

          (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust's entering into interest rate futures contracts.

          (iii) The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust's investment program, may be deemed to be an underwriting.

          (iv) The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

          (v) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Trust.


          (vi) The Trust may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

          (vii) The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

          (viii) The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          (ix) The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Trust may not purchase equity securities or securities convertible into equity securities.

          (xi) The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

          (xii) The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiii) The Trust may not purchase oil, gas or other mineral type development programs or leases.

          (xiv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (xv) The Trust may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust's assets would then be invested in such securities.


          (xvi) The primary investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax.


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for restrictions (ii) and
(xv).

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Fund are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Trustee serves until his or her successor is elected and qualified.





                                                               PRINCIPAL
                                                               OCCUPATION              OTHER
                                           LENGTH OF           DURING THE          DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION     TIME SERVED         PAST 5 YEARS        HELD BY TRUSTEE
------------------------- -------------- ------------- ------------------------- -----------------
Interested Trustees*
Jean Bernhard Buttner     Chairman of    Since 1987    Chairman, President       Value Line, Inc.
Age 69                    the Board of                 and Chief Executive
                          Trustees and                 Officer of Value Line,
                          President                    Inc. (the "Adviser") and
                                                       Value Line Publishing,
                                                       Inc. Chairman and
                                                       President of each of the
                                                       14 Value Line Funds
                                                       and Value Line
                                                       Securities Inc. (the
                                                       "Distributor")

Marion N. Ruth            Trustee        Since 2000    Real Estate Executive:    Value Line, Inc.
5 Outrider Road                                        President, Ruth Realty
Rolling Hills, CA 90274                                (real estate broker);
Age 69                                                 Director of the Adviser
                                                       since 2000

Non-Interested Trustees

John W. Chandler          Trustee        Since 1991    Consultant, Academic      None
1611 Cold Spring Rd.                                   Search Consultation
Williamstown, MA 01267                                 Service, Inc. Trustee
Age 80                                                 Emeritus and Chairman
                                                       (1993-1994) of the
                                                       Board of Trustees of
                                                       Duke University;
                                                       President Emeritus,
                                                       Williams College.

Frances T. Newton         Trustee        Since 2000    Customer Support          None
4921 Buckingham Drive                                  Analyst, Duke Power
Charlotte, NC 28209                                    Company.
Age 63

                                                               PRINCIPAL
                                                               OCCUPATION              OTHER
                                           LENGTH OF           DURING THE          DIRECTORSHIPS
NAME, ADDRESS, AND AGE         POSITION   TIME SERVED         PAST 5 YEARS        HELD BY TRUSTEE
---------------------------- ----------- ------------- ------------------------- ----------------
Francis Oakley               Trustee     Since 2000    Professor of History,     Berkshire Life
54 Scott Hill Road                                     Williams College, 1961    Insurance
Williamstown, MA 01267                                 to present. President     Company of
Age 72                                                 Emeritus since 1994       America.
                                                       and President, 1985-
                                                       1994; Chairman (1993-
                                                       1997) and Interim
                                                       President (2000) of the
                                                       America Council of
                                                       Learned Societies.

David H. Porter              Trustee     Since 1997    Visiting Professor of     None
5 Birch Run Drive                                      Classics, Williams
Saratoga Springs, NY 12866                             College, since 1999;
Age 68                                                 President Emeritus
                                                       Skidmore College since
                                                       1999 and President,
                                                        1987-1998.

Paul Craig Roberts           Trustee     Since 1987    Chairman, Institute for   A Schulman
169 Pompano St.                                        Political Economy.        Inc. (plastics)
Panama City Beach, FL 32413
Age 65

Nancy-Beth Sheerr            Trustee     Since 1996    Senior Financial          None
1409 Beaumont Drive                                    Advisor, Veritable, L.P.
Gladwyne, PA 19035                                     (investment advisor)
Age 55                                                 since April 1, 2004;
                                                       Senior Financial
                                                       Advisor, Hawthorne,
                                                        2001-2004.

Officers

Charles Heebner              Vice        Since 1995    Senior Portfolio
Age 68                       President                 Manager with the
                                                       Adviser.

Bradley Brooks               Vice        Since 2001    Portfolio Manager with
Age 41                       President                 the Adviser.

Jeffrey Geffen               Vice        Since 2003    Portfolio Manager with
Age 54                       President                 the Adviser since 2001;
                                                       Vice President
                                                       Investments, Morgan
                                                       Stanley Dean Witter
                                                       Advisors, 1999-2001

                                                             PRINCIPAL
                                                            OCCUPATION               OTHER
                                        LENGTH OF           DURING THE           DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION    TIME SERVED         PAST 5 YEARS         HELD BY TRUSTEE
------------------------ ------------ ------------- -------------------------- ----------------
David T. Henigson        Vice         Since 1994    Director, Vice President
Age 46                   President,                 and Compliance Officer
                         Secretary                  of the Adviser. Director
                         and                        and Vice President of
                         Treasurer                  the Distributor. Vice
                                                    President, Secretary
                                                    and Treasurer of each
                                                    of the 14 Value Line
                                                    Funds.


----------------

     * Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust's independent registered public accounting firm to review the range of their activities and to discuss the Trust's system of internal accounting controls. The Audit Committee also meets with the Trust's independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a Nominating Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

     The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended February 29, 2004. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.




                                              TOTAL
                                           COMPENSATION
                                            FROM TRUST
                            AGGREGATE       AND TRUST
                          COMPENSATION       COMPLEX
NAME OF PERSONS            FROM TRUST       (14 FUNDS)
----------------------   --------------   -------------
  Jean B. Buttner             $-0-             $-0-

                                                 TOTAL
                                              COMPENSATION
                                               FROM TRUST
                               AGGREGATE       AND TRUST
                             COMPENSATION       COMPLEX
NAME OF PERSONS               FROM TRUST       (14 FUNDS)
-------------------------   --------------   -------------
     John W. Chandler            3,161           45,000
     Frances T. Newton           3,161           45,000
     Francis C. Oakley           3,161           45,000
     David H. Porter             3,161           45,000
     Paul Craig Roberts          3,161           45,000
     Marion N. Ruth                -0-              -0-
     Nancy-Beth Sheerr           3,161           45,000



     The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Trust and in all of the Value Line Funds as of December 31, 2003:






                                                 AGGREGATE DOLLAR
                         DOLLAR RANGE OF          RANGE OF EQUITY
                        EQUITY SECURITIES        SECURITIES IN ALL
NAME OF TRUSTEE            IN THE TRUST       OF THE VALUE LINE FUNDS
--------------------   -------------------   ------------------------
Jean B. Buttner             $     -0-             Over $100,000
John W. Chandler                  -0-           $10,001 - $50,000
Frances T. Newton                 -0-           $10,001 - $50,000
Francis C. Oakley                 -0-           $10,001 - $50,000
David H. Porter             $1-10,000           $10,001 - $50,000
Paul Craig Roberts                -0-             Over $100,000
Marion N. Ruth                    -0-             Over $100,000
Nancy-Beth Sheerr                 -0-           $10,000 - $50,000



     As of May 31, 2004, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of the Trust. The Adviser and its affiliates and officers and Trustees owned no shares of record.


     None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.


                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Trust's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.60% of the Trust's average daily net assets. During the fiscal years ended on the last day of February, 2002, 2003 and 2004, the Trust paid or accrued to the Adviser advisory fees of $174,085, $172,673 and $175,522, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Trustees, including the non-interested Trustees, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance fees and expenses of the Trust compared to funds of similar size with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Trustees, including all of the non-interested Trustees voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Trust and its shareholders. In making such determination, the Board of Trustees relied upon assistance of their legal counsel.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.


     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by theTrust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.


     The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The

Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Trust. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Trust's independent registered public accounting firm and also performs certain tax preparation services.


                          SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of 0.25% of the Trust's average daily net assets. During the fiscal year ended February 28, 2004, the Trust paid fees of $73,134 to the Distributor under the Plan, the Distributor paid $3,304 to other broker-dealers and incurred $60,233 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Trustees, including the non-interested Trustees, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Trustees who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.

None of the non-interested Trustees has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust's shares, an enhancement in the Trust's ability to maintain accounts and improve asset retention, increased stability of the Trust's net asset value and investment positions, and greater flexibility in achieving its investment objective. The costs of any joint distribution activities between the Trust and other Value Line funds will be allocated among the funds in proportion to the number of their shareholders.


                             PORTFOLIO TRANSACTIONS


     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Trust for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Trust paid no brokerage commissions in fiscal 2002, 2003 or 2004.


     Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Trust effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Trust. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.


     PORTFOLIO TURNOVER. The Trust's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.


                                  CAPITAL STOCK

     Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Trust account. The required form to enroll in this program is available upon request from the Distributor.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.


     The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.

                                      TAXES


     The Trust has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming the Trust meets the distribution requirements stated below, the Trust is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares).


     In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.


     If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust generally will be relieved of U.S. federal income tax on any income of the Trust, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Trust meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when such income is distributed, it would be subject to a further tax at the shareholder level.


     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Certain realized capital losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In the year ended February 29, 2004, the Trust did not incur such losses.


     In accordance with its investment objective, the Trust invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.

     The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt "exempt-interest dividends" to the Trust's shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust's total assets at the close of each quarter of its taxable year consist of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of the Trust's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. That portion of the Trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

     Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of facility financed by such bonds or a related person.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust generally will not be deductible for U.S. federal income tax purposes or New York State and New York City personal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Trust.


     Unless a shareholder elects otherwise, distributions from the Trust will be automatically invested in additional common shares of the Trust. For U.S. federal income tax purposes, all dividends from the Trust, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Trust. In general, assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. The computation of net capital gains takes into account any capital loss carryforward of the Trust.

     Distributions to shareholders from the Trust's investment company taxable income generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by the Trust, however, may qualify for the 15% maximum U.S. federal income tax rate. Under current law, the 15% maximum federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


     Distributions by the Trust in excess of the Trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.


     The Trust does not anticipate that any distributions will be eligible for the dividends-received deductions for corporate shareholders.

     Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

     At the time of an investor's purchase of Trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust's portfolio. Consequently, subsequent distributions by the Trust with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which may be taxable to them. Furthermore, under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     If the Trust invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     The Trust may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deduction may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Options written or purchased by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the Trust to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Trust's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Trust's income and gains or losses and hence of its distributions to shareholders.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Trust. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Trust's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Trust shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Trust shares will be disallowed if shares of the Trust are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.


     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends (other than exempt-interest dividends), distributions of capital gains and redemption proceeds paid by the Trust will be subject to a federal 28% "backup withholding" requirement. In addition, the Trust may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Trust reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Trust and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Trust. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Trust.

                                PERFORMANCE DATA

     From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.


     For the one, five and ten year periods ending February 29, 2004, the Trust's average annual total returns were 4.51%, 5.01% and 5.27%, respectively; the Trust's average annual total returns (after taxes on distributions) were 4.09%, 4.78% and 5.02%, respectively; the Trust's average annual total returns (after taxes on distributions and sale of Trust shares) were 4.27%, 4.74% and 5.00%, respectively.


     The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.

     Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

     The Trust's financial statements for the year ended February 29, 2004, including the financial highlights for each of the five fiscal years in the period ended February 29, 2004, appearing in the 2004 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.


                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality", Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade" neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues". A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B--regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF MUNICIPAL NOTES

     MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality. PRIME-2: higher quality.

     STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.


   (a)      Declaration of Trust.*

   (b)       By-laws.*

   (c)      Not applicable.

   (d)      Investment Advisory Agreement.*

   (e)      Distribution Agreement.*

   (f)      Not applicable.

   (g)      Custodian Agreement.*

   (h)      Not applicable.

   (i)      Legal Opinion.*

   (j)      Consent of Independent Registered Public Accounting Firm.

   (k)      Not applicable.

   (l)      Not applicable.

   (m)      Service and Distribution Plan.**

   (p)      Code of Ethics.**

  *         Filed as an exhibit to Post-Effective Amendment No. 13, filed April 29, 1999, and incorporated herein by reference.

  **        Filed as an exhibit to Post-Effective Amendment No. 14, filed April 28, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None

ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 13.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold
                        and Director                Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer     ---------------------------------

Harold Bernard, Jr.     Director                    Attorney-at-law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner        Director                    Postdoctoral Fellow, Harvard University



ITEM 27. PRINCIPAL UNDERWRITERS.


   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

   (b)

                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
    Jean Bernhard Buttner        Chairman of the      Chairman of the
                                 Board                Board and
                                                      President

                                (2)
                           POSITION AND             (3)
         (1)                  OFFICES          POSITION AND
  NAME AND PRINCIPAL      WITH VALUE LINE      OFFICES WITH
   BUSINESS ADDRESS      SECURITIES, INC.       REGISTRANT
---------------------   ------------------   ----------------
   David T. Henigson    Vice President,      Vice President,
                        Secretary,           Secretary and
                        Treasurer and        Treasurer
                        Director
   Stephen LaRosa       Asst. Vice           Asst. Treasurer
                        President

   The business address of each of the officers and directors is 220 East 42nd Street, New York, NY
   10017-5891.

   (c)        Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company

      c/o BFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

      None.

ITEM 30. UNDERTAKINGS.

      None.


                                ----------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of our report dated April 14, 2004 relating to the financial statements and financial highlights which appear in the February 29, 2004 Annual Report to Shareholders of Value Line New York Tax Exempt Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 23, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of June, 2004.


                                         VALUE LINE NEW YORK TAX EXEMPT TRUST

                                         By: /S/ DAVID T. HENIGSON
                                            -------------------------------
                                            DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURES                        TITLE                   DATE
----------------------------- -------------------------------- --------------
       *JEAN B. BUTTNER       Chairman and Director;           June 23, 2004
      (JEAN B. BUTTNER)       President; Principal
                              Executive Officer

       *JOHN W. CHANDLER      Director                         June 23, 2004
      (JOHN W. CHANDLER)

      *FRANCES T. NEWTON      Director                         June 23, 2004
      (FRANCES T. NEWTON)

      *FRANCIS C. OAKLEY      Director                         June 23, 2004
      (FRANCIS C. OAKLEY)

       *DAVID H. PORTER       Director                         June 23, 2004
       (DAVID H. PORTER)

      *PAUL CRAIG ROBERTS     Director                         June 23, 2004
      (PAUL CRAIG ROBERTS)

       *MARION N. RUTH        Director                         June 23, 2004
       (MARION N. RUTH)

      *NANCY-BETH SHEERR      Director                         June 23, 2004
      (NANCY-BETH SHEERR)

    /S/ DAVID T. HENIGSON     Treasurer; Principal Financial   June 23, 2004
   -----------------------    and Accounting Officer
     (DAVID T. HENIGSON)





*By /S/ DAVID T. HENIGSON
-------------------------
(DAVID T. HENIGSON, ATTORNEY-IN-FACT)